SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event report): September 26, 2001


                             GREENPOINT CREDIT, LLC
--------------------------------------------------------------------------------
               (exact name of registrant as specified in charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (state or other jurisdiction of incorporation)


                                    333-46102
--------------------------------------------------------------------------------
                            (commission file number)


                                   13-4002891
--------------------------------------------------------------------------------
                     (I.R.S. Employer Identification Number)



                             10089 Willow Creek Road
                           San Diego, California 92131
                                 (619) 530-9394
--------------------------------------------------------------------------------
                  (address and telephone number of registrant's
                          principal executive offices)

Item 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

Item 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not applicable.

Item 5.   OTHER EVENTS

          FILING OF OPINION AND CONSENT OF COUNSEL, CONSENT OF ACCOUNTANTS AND CERTAIN COMPUTATIONAL MATERIALS.*

          In connection with the offering of GreenPoint Credit Manufactured Housing Contract Trust Pass-Through Certificates, Series 2001-2 (the "Publicly Offered Certificates"), Orrick, Herrington & Sutcliffe LLP ("Orrick") will deliver its opinion relating to certain tax matters and which contains Orrick's consent to use of their name in the Prospectus Supplement, dated September 26, 2001 (the "Prospectus Supplement," and together with the related Prospectus, dated September 26, 2001, the "Prospectus"), of the Registrant relating to the Publicly Offered Certificates and filed pursuant to Rule 424(b). The opinion of Orrick is attached hereto as Exhibit 8.1.

          The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 312, 1999, and for each of the years in the three year period ended December 31, 2000, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001; Commission File No. 1-10777), and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2001, and for the periods ended June 30, 2001 and June 30, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended June 30 (which was filed with the Securities and Exchange Commission on August 10, 2001), and information on events subsequent to the Quarterly Report on Form 10-Q contained in press releases issued on September 13, 2001 and September 18, 2001, included in the Current Report on Form 8-K of Ambac Financial Group, Inc. (which was filed with the Commission on September 17, 2001 and September 19, 2001, respectively), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-46102) of the Registrant; and (iii) the Prospectus Supplement for GreenPoint Credit Manufactured Housing Contract Trust Pass-Through Certificates, Series 2001-2 (the "Prospectus Supplement"), and shall be deemed to be a part hereof. KPMG LLP has consented to the use of their name in the "Experts" section of the Prospectus Supplement. The consent of KPMG LLP is attached hereto as Exhibit 23.1.


* Terms used herein without definition shall have the meanings assigned to them in the Prospectus.

          Salomon Smith Barney Inc., as the underwriter of the Publicly Offered Certificates, has prepared certain materials (the "External Computational Materials") for distribution to potential investors in the offering of the Publicly Offered Certificates. For purposes of this Form 8-K, External Computational Materials shall mean computer generated materials of charts displaying, with respect to the Publicly Offered Certificates, any of the following: yield, average life, duration, expected maturity, interest rate sensitivity, loss sensitivity, cash flow characteristics, background information regarding the loans, the proposed structure, decrement tables, or similar information (tabular or otherwise) of a statistical mathematical, tabular or computational nature. Certain of the External Computational Materials prepared by Salomon Smith Barney Inc. are attached hereto as Exhibit 99.1.

Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)      Not applicable.

          (b)      Not applicable.

          (c)      Exhibit Numbers:

          The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

         8.1. Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.

         23.1     Consent of KPMG LLP.

         99.1 External Computational Materials prepared by Salomon Smith Barney Inc.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             GREENPOINT CREDIT, LLC

                             By:   /S/ CHARLES O. RYAN
                                  ------------------------
                                   Name:  Charles O. Ryan
                                   Title:  Senior Vice President

                                   Dated: September 26, 2001
                                          San Diego, California

                                  EXHIBIT INDEX

EXHIBIT NUMBERS
       8.1. Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.

       23.1    Consent of KPMG LLP.

       99.1    External Computational Materials prepared by Salomon Smith Barney
               Inc.